Exhibit 99.2
© 2022 AeroVironment, Inc. Slide 1 052620 SECOND QUARTER FISCAL YEAR 202 3 EARNINGS PRESENTATION December 6, 2022

SAFE HARBOR STATEMENT

- Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as "believe," "anticipate," "expect," "estimate," "intend," "project," "plan," or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

- Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions, including but not limited to Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers' and/or our suppliers' information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the ongoing COVID-19 pandemic, such as supply chain disruptions, vaccine mandates, the threat of future variants and potential governmentally-mandated shutdowns, quarantine policies, travel restrictions and social distancing, curtailment of trade, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

- For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2022 AeroVironment, Inc.
PROCEED WITH CERTAINTY

© 2022 AeroVironment, Inc. Slide 3 052620 o Achieved second quarter and first half results in line with expectations, while continuing to experience strong demand across nearly all product lines o In November, Company received largest FMS contract in company history with $176 million ceiling and $86 million funded to date o Given growing order volume, company is increasing revenue guidance for FY2023 while slightly reducing profitability outlook due to increased R&D investments and MUAS accelerated asset depreciation o With record November backlog of $388 million, strong revenue visibility and increasing order flow, the company is positioned for double digit top - line growth in FY2023 and beyond SECOND QUARTER FISCAL YEAR 202 3 KEY MESSAGE S

© 2022 AeroVironment, Inc. Slide 4 052620 SECOND QUARTER RESULTS FISCAL YEAR 202 3 Metric Q2 FY23 Year - Over - Year Change Notes Revenue $111.6 million (9%) Decline impacted by lower product sales and service revenue primarily due to decrease in revenue in SUAS segment partially offset by an increase in revenue from the TMS segment and customer - funded R&D revenue GAAP Gross profit $ 25.9 million (39%) Decline impacted by lower sales volume, unfavorable product sales mix (as a result of lower SUAS mix), unfavorable service margins as a result of accelerated depreciation on certain MUAS assets following the consolidation of COCO sites Adjusted EBITDA 1 $6.8 million ($15.1 million) YoY decline due to lower revenue, unfavorable product mix and higher R&D investments Non - GAAP EPS (diluted) 2 $0.00 ($0.78) YoY decline due to lower revenue, unfavorable product mix, accelerated depreciation of certain MUAS assets, higher R&D investments, and higher interest expense Funded Backlog $ 293.1 million 16% Strong backlog driven by SUAS and TMS increase in international demand following the war in Ukraine 1 Refer to Adjusted EBITDA reconciliation on Appendix D. 2 Refer to Reconciliation of Non - GAAP Earnings Per Diluted Share on Appendix A.

© 2022 AeroVironment, Inc. Slide 5 052620 REVENUE MIX BY SEGMENT AND TYPE Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Other $12,009 $16,412 $17,037 $12,772 $17,455 HAPS $10,342 $9,544 $13,087 $10,215 $9,066 TMS $18,418 $18,603 $20,217 $23,011 $31,101 MUAS $26,525 $21,168 $23,083 $19,262 $27,281 SUAS $54,714 $24,366 $59,198 $43,256 $26,681 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Revenue in thousands Quarterly Revenue By Segment $122,008 $132,622 $111,584 $108,516 58% 47% 56% 53% 56% 42% 53% 44% 47% 44% 35% 24% 37% 31% 23% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Gross Margin Percentage Quarterly Revenue Quarterly Revenue by Type Product Revenue Service Revenue GAAP Gross Margin $90,093 1 HAPS on track to deliver revenues of $30 - $35 million for FY23 2 Expect FY23 second half decline in MUAS services revenues more than offset by anticipated increases in SUAS and MUAS product revenues 1 ANTICIPATE SHIFT BACK TO 70% PRODUCT AND 30% SERVICE MIX DURING SECOND HALF OF FY23 2 2

© 2022 AeroVironment, Inc. Slide 6 052620 ADJUSTED PROFITABILITY BY TYPE AND NON - GAAP EPS 48% 37% 49% 45% 38% 27% 23% 28% 21% 12% 39% 30% 40% 34% 27% 0% 10% 20% 30% 40% 50% 60% Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Percentage Adjusted Gross Margin 1 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Refer to GAAP to NON - GAAP reconciliation on Appendix C. 2 Refer to Reconciliation of Non - GAAP Diluted Loss Per Share on Appendix A. 0.78 0.0 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 Q2 FY22 Q2 FY23 Non - GAAP Diluted EPS 2 GROSS MARGINS EXPECTED TO EXPAND SEQUENTIALLY AND RETURN TO FY22 LEVELS FOR THE FULL YEAR. PRODUCT MARGINS EXPECTED IN LOW - TO - MID 40% RANGE IN SECOND HALF OF FY23.

© 2022 AeroVironment, Inc. Slide 7 052620 UPDATED GUIDANCE: FISCAL 2023 OUTLOOK As of 12/6/2022 FY22 Results FY23 Revised Guidance Expected % Change (to midpoint) Revenue $ 446 million $505 million - $525 million 15% Net Income/(Loss) ($4 million) $8 million – $17 million --- Adjusted EBITDA 1 $63 million $84 million – $92 million 4 40% Earnings /(Loss) Per Share (diluted) ( $ 0.17) $0.33 – $0.65 --- Non - GAAP Earnings Per Share (diluted) $ 1.25 3 $1.26 – $1.58 2 14% INCREASE IN FY23 REVENUE AND ADJUSTED EBITDA GUIDANCE DUE TO STR ONG ORDER FLOW. EPS ADJUSTED FOR IMPACT OF NON - CASH ACCELERATED DEPRECIATION AND INCREMENTAL R&D INVESTMENTS. 1 Refer to Adjusted EBITDA reconciliation on Appendix D. 2 Refer to Reconciliation of Fiscal Year 2023 Non - GAAP Diluted Earnings Per Share Expectations on Appendix B 3 Refer to Reconciliation of Fiscal Year 2022 Non - GAAP Diluted Earnings Per Share on Appendix A 4 Refer to Reconciliation of Non - GAAP Fiscal Year 2023 Adjusted EBITDA Expectations on Appendix E. Expect R&D Expenses of 11% - 12% of Revenues in FY23. Anticipate Q3 accelerated depreciation of ~$2.5M

© 2022 AeroVironment, Inc. Slide 8 052620 ANTICIPATE ~60% OF SECOND HALF REVENUES IN Q4 WITH INVENTORIES E XPECTED TO GROW AS WE RAMP TO MEET DEMAND. VISIBILITY FOR FY23 $108.5 $220.1 $199.1 $168.2 $171.4 $59.2 $95.1 $77.9 $27.1 $6.1 $3.5 $- $100 $200 $300 $400 $500 $600 Q4 FY22 (6/28/22) Q1 FY23 Q2 FY23 Q3 FY23 Revenue (millions) Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date Revenue Guidance Range as of 12/6/22: $ 505 million to $ 525 million 57 % visibility 1 1 Based on prior midpoint of guidance range of $490 - $520 million 2 Based on midpoint of revised guidance range of $505 million to $525 million 75 % visibility 1 92 % visibility 2 Revenue Guidance Range : $ 490 million to $ 520 million

© 2022 AeroVironment, Inc. Slide 9 052620 Investor Relations ir@avinc , com +1 (805) 520 - 8350

© 2022 AeroVironment, Inc. Slide 10 052620 APPENDIX A – RECONCILIATION OF FISCAL YEAR 2022 NON - GAAP EARNINGS PER DILUTED SHARE (UNAUDITED)

© 2022 AeroVironment, Inc. Slide 11 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 202 3 NON - GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

© 2022 AeroVironment, Inc. Slide 12 052620 APPENDIX C – GAAP TO NON - GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

© 2022 AeroVironment, Inc. Slide 13 052620 APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

© 2022 AeroVironment, Inc. Slide 14 052620 APPENDIX E – RECONCILIATION OF NON - GAAP FISCAL YEAR 2023 ADJUSTED EBITDA EXPECTATIONS